UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 5, 2008

COLGATE-PALMOLIVE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-644-2	13-1815595
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

300 Park Avenue, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

In connection with transitioning the administration of the Colgate-Palmolive Savings & Investment Plan from one outside vendor to another, there will be a brief period at the end of the year when participants in the Plan will be unable to complete transactions in their Plan accounts, including transactions involving Company Common Stock and Series B Preference Stock. This brief period is expected to begin at 4 p.m. on December 23, 2008, and to end at 4 p.m.on January 6, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2008	COLGATE-PALMOLIVE COMPANY

By: /s/ Andrew D. Hendry
Name: Andrew D. Hendry
Title: Senior Vice President, General Counsel and Secretary